    As filed with the Securities and Exchange Commission on November 19, 1997
                                                    Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933


                           CMAC INVESTMENT CORPORATION
               (Exact name of issuer as specified in its charter)

            Delaware                                23-2691170
 (State or other jurisdiction of         (I.R.S. Employer Identification No.)
  incorporation or organization)

  1601 Market Street, Philadelphia, PA                   19103
(Address of principal executive offices)               (Zip Code)


                           CMAC INVESTMENT CORPORATION
                        1997 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                             HOWARD S. YARUSS, ESQ.
              Senior Vice President, Secretary and General Counsel
                           CMAC Investment Corporation
                               1601 Market Street
                             Philadelphia, PA 19103
                     (Name and address of agent for service)

                                 (215) 564-6600
          (Telephone number, including area code, of agent for service)


                         Copy of all communications to:
                             JAMES W. JENNINGS, ESQ.
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                             Philadelphia, PA 19103
                                 (215) 963-5276

                         CALCULATION OF REGISTRATION FEE

=================================================================================================================================
    Title of securities                                    Proposed maximum         Proposed maximum
           to be                    Amount to be            offering price             aggregate               Amount of
     registered(1)(2)              registered(2)              per share              offering price         registration fee
--------------------------------------------------------------------------------------------------------------------------------
Common Stock, par                     200,000                $52.0625(1)             $10,412,500(1)            $3,155.30
value $.001 per
share......................
=================================================================================================================================

(1) Estimated pursuant to paragraphs (c) and (h) of Rule 457 solely for the purpose of calculating the registration fee, based upon the average of the reported high and low sales prices of shares of Common Stock on November 14, 1997, as reported on the New York Stock Exchange.

(2) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

                  The following documents, as filed by CMAC Investment Corporation (the "Company") with the Securities and Exchange Commission, are incorporated by reference in this Registration Statement and made a part hereof:

                           (a) The Company's Annual Report on Form 10-K for the
                  fiscal year ended December 31, 1996.

                           (b) The Company's Quarterly Report on Form 10-Q for
                  the quarters ended March 31, 1997, June 30, 1997, and September 30, 1997.

                           (c) All other reports filed pursuant to Section 13(a)
                  or 15(d) of the Securities Exchange Act of 1934 since the end of the fiscal year covered by the Annual Report referred to in
                  (a) above.

                           (d) The description of the Common Stock of the
                  Company that is contained in its Registration Statement on Form 8-A filed with the Securities and Exchange Commission on August 24, 1992, under the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description.

                  Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained or incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part hereof.

                  All reports and other documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment that indicates that all securities offered hereby have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

                  Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

                  James W. Jennings, a director of the Company, is a partner in the law firm of Morgan, Lewis & Bockius LLP, Philadelphia, Pennsylvania, which firm is providing an opinion of counsel as to the legality of the securities being registered by this Registration Statement.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                  Section 145 of the Delaware General Corporation Law permits indemnification of directors, officers, agents and controlling persons of a corporation under certain conditions and subject to certain limitations. The Amended and Restated Certificate of Incorporation and By-laws of the Company provide for the indemnification of the Company's directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Specific procedures for indemnification are set forth in the Company's By-laws. The employment agreements entered into between the Company and certain of its executive officers also provide for indemnification of such executive officers in certain circumstances.

                  As permitted by the Delaware General Corporation Law, the Company has included a provision in its Amended and Restated Certificate of Incorporation that, subject to certain limitations, eliminates the ability of the Company and its stockholders to recover monetary damages from a director of the Company for breach of fiduciary duty as a director.

                  As also permitted by the Delaware General Corporation Law, the Company has a directors' and officers' liability insurance policy which affords officers and directors with insurance coverage for losses arising from claims based upon breaches of duty, negligence, error and other wrongful acts.

                  In connection with the initial public offering of the Company's Common Stock (the "Offering"), Reliance Group Holdings, Inc. has agreed to indemnify each of the Company's directors and director nominees as well as its officers who executed the Company's registration statement on Form S-1 (Registration No. 33-51188) against certain liabilities under the Securities Act of 1933. The U.S. Underwriting Agreement and the International Underwriting Agreement entered into by the Company in connection with the Offering provide for indemnification among the Company, the Company's principal subsidiary, the Company's former principal stockholder and the U.S. Underwriters and International Managers underwriting the Offering against certain liabilities under the Securities Act of 1933.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

                  Not applicable.

ITEM 8.  EXHIBITS.

                  The exhibits filed as part of this Registration Statement are as follows:

Exhibit
Number                                          Exhibit
------                                          -------
  4.1                 Amended and Restated Certificate of Incorporation of the Company (Exhibit 3.1)(1)

  4.2                 Amended and Restated By-laws of the Company (Exhibit 3.2)(2)

  4.3                 Specimen certificate for Common Stock (Exhibit 4.1)(3)

  4.4                 Form of Standstill and Voting Agreement dated October 27, 1992 between the Company and
                      Reliance Group Holdings, Inc. (Exhibit 4.4)(1)

  5                   Opinion of Morgan, Lewis & Bockius LLP

 10                   CMAC Investment Corporation 1997 Employee Stock Purchase Plan

 23.1                 Consent of Deloitte & Touche

 23.2                 Consent of Morgan, Lewis & Bockius LLP (included as part of Exhibit 5)

 24                   Power of Attorney (included as part of the signature page)

----------------------

(1) Incorporated by reference to the exhibit identified in parentheses, filed as an Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992, filed with the Securities and Exchange Commission on March 30, 1993.

(2) Incorporated by reference to the exhibit identified in parentheses, riled as an Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, filed with the Securities and Exchange Commission on March 30, 1995.

(3) Incorporated by reference to the exhibit identified in parentheses, filed as an Exhibit to the Company's Registration Statement on Form S-1 filed August 24, 1992, and amendments thereto (File No. 33-51188).


ITEM 9.  UNDERTAKINGS.

             (a)  The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i) To include any prospectus required by Section
             10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events
             arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                           (iii) To include any material information with
             respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                  Provided, however, that subparagraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the information required to be included in a post-effective amendment by those subparagraphs is contained in periodic reports filed by the Company pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.


             (b) The undersigned registrant hereby undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             (c) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

             (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on this 19th day of November, 1997.

                                  CMAC INVESTMENT CORPORATION


                                  By:  /s/ Frank P. Filipps
                                       ----------------------------------------
                                        Frank P. Filipps
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)


                  Pursuant to the requirements of the Securities Act of 1933, the Plan Administrator of the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on this 19th day of November, 1997.

                                  CMAC INVESTMENT CORPORATION
                                  1997 EMPLOYEE STOCK PURCHASE PLAN

                                  By:  CMAC INVESTMENT CORPORATION,
                                          as Plan Administrator


                                  By:   /s/ Frank P. Filipps
                                       ----------------------------------------
                                        Frank P. Filipps
                                        President and Chief Executive Officer



                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by or on behalf of the following persons in the capacities and on the dates indicated.


                  Each person, in so signing, also makes, constitutes and appoints Frank P. Filipps, President and Chief Executive Officer, and Howard S. Yaruss, Senior Vice President, Secretary and General Counsel, and each of such officers acting singly, his true and lawful attorney-in-fact, in his name, place and stead to execute and cause to be filed with the Securities and Exchange Commission any or all amendments to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, and to do and perform each and every act and thing necessary to effectuate the same.



/s/ Herbert Wender                               November 19th, 1997
---------------------------------
Herbert Wender
Chairman of the Board and Director

/s/ Frank P. Filipps                             November 19th, 1997
---------------------------------
Frank P. Filipps
President and Chief Executive Officer
(Principal Executive Officer)



/s/ C. Robert Quint                              November 19th, 1997
--------------------------------
C. Robert Quint
Senior Vice President,
Chief Financial Officer
(Principal Accounting Officer)



/s/ David C. Carney                              November 19th, 1997
-------------------------------
David C. Carney
Director



/s/ Claire M. Fagin, Ph.D., R.N.                 November 19th, 1997
--------------------------------
Claire M. Fagin
Director



/s/ James W. Jennings                            November 19th, 1997
-------------------------------
James W. Jennings
Director



/s/ James C. Miller                              November 19th, 1997
-------------------------------
James C. Miller
Director



/s/ Ronald W. Moore                              November 19th, 1997
------------------------------
Ronald W. Moore
Director



/s/ Robert W. Richards                           November 19th, 1997
-------------------------------
Robert W. Richards
Director



/s/ Anthony W. Schweiger                         November 19th, 1997
-----------------------------
Anthony W. Schweiger
Director

                                INDEX TO EXHIBITS


                                                                                       Sequentially
Exhibit                                                                                 Numbered
Number                                      Exhibit                                        Page
------                                      -------                                        ----
  4.1             -        Amended and Restated Certificate of Incorporation
                           of the Company (Exhibit 3.1)(1)

  4.2             -        Amended and Restated By-laws of the Company
                           (Exhibit 3.2)(2)

  4.3             -        Specimen certificate for Common Stock
                           (Exhibit 4.1)(3)

  4.4             -        Form of Standstill and Voting Agreement dated
                           October 27, 1992 between the Company and
                           Reliance Group Holdings, Inc. (Exhibit 4.4)(1)

  5               -        Opinion of Morgan, Lewis & Bockius LLP

 10               -        CMAC Investment Corporation 1997 Employee
                           Stock Purchase Plan

 23.1             -        Consent of Deloitte & Touche

 23.2             -        Consent of Morgan, Lewis & Bockius LLP
                           (included as part of Exhibit 5)

 24               -        Power of attorney
                           (included in signature page)

--------------------

(1) Incorporated by reference to the exhibit identified in parentheses, filed as an Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992, filed with the Securities and Exchange Commission on March 30, 1993.

(2) Incorporated by reference to the exhibit identified in parentheses, filed as an Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, filed with the Securities and Exchange Commission on March 30, 1995.

(3) Incorporated by reference to the exhibit identified in parentheses, filed as an Exhibit to the Company's Registration Statement on Form S-1 filed August 24, 1992, and amendments thereto (File No. 33-51188).